INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2012
INCOME TAXES
Schedule of preferential tax rates	Table 1
Schedule of income tax expenses from continuing operations	Table 2
Schedule of principal components of deferred income taxes	Table 3
Schedule of reconciliation between the provision for income tax computed by applying statutory PRC enterprise income tax rate of 25%, and the actual provision of income taxes from continuing operations	Table 4
Schedule of income tax expense and earnings per share amounts if the Group's subsidiaries in the PRC were neither in a tax holiday period nor had they been specifically allowed special tax concessions	Table 5